                                                              Exhibit EX-99.CERT

                                 CERTIFICATIONS

I, W. Douglas Beck, President of Managed High Yield Plus Fund Inc., certify that:

1.       I have reviewed this report on Form N-CSR of Managed High Yield Plus
         Fund Inc.;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.       The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d)
         under the Investment Company Act of 1940) for the registrant and have:

                (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed
                     under our supervision, to ensure that material information relating to the registrant, including its consolidated
                     subsidiaries, is made known to us by others within those
                     entities, particularly during the period in which this
                     report is being prepared;

                 (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable
                     assurance regarding the reliability of financial reporting and the preparation of financial statements for external
                     purposes in accordance with generally accepted accounting
                     principles;

                (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                    conclusions about the effectiveness of the disclosure
                    controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation;
                    and

                (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred
                    during the second fiscal quarter of the period covered by
                    this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal
                    control over financial reporting; and

5.       The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial
                    reporting which are reasonably likely to adversely affect
                    the registrant's ability to record, process, summarize, and report financial information; and

                (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the
                    registrant's internal control over financial reporting.

By:   /s/ W. Douglas Beck
      -------------------
      W. Douglas Beck
      President

Date: July 27, 2005

I, Thomas Disbrow, Vice President and Treasurer of Managed High Yield Plus Fund
Inc., certify that:

1.       I have reviewed this report on Form N-CSR of Managed High Yield Plus
         Fund Inc.;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.       The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d)
         under the Investment Company Act of 1940) for the registrant and have:

                (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed
                     under our supervision, to ensure that material information relating to the registrant, including its consolidated
                     subsidiaries, is made known to us by others within those
                     entities, particularly during the period in which this
                     report is being prepared;

                 (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable
                     assurance regarding the reliability of financial reporting and the preparation of financial statements for external
                     purposes in accordance with generally accepted accounting
                     principles;

                (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                    conclusions about the effectiveness of the disclosure

                    controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation;
                    and

                (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred
                    during the second fiscal quarter of the period covered by
                    this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal
                    control over financial reporting; and

5.       The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial
                    reporting which are reasonably likely to adversely affect
                    the registrant's ability to record, process, summarize, and report financial information; and

                (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the
                    registrant's internal control over financial reporting.

By:   /s/ Thomas Disbrow
      ------------------
      Thomas Disbrow
      Vice President and Treasurer

Date: July 27, 2005
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